Exhibit  10.2


CERTIFICATION  OF  CHIEF  EXECUTIVE  OFFICER

Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C. $ 1350, as adopted), Matts Johansson, the Chief Executive Officer of Futuremedia Plc (the "COMPANY"), hereby certifies that, to the best of his knowledge:

1. The Company's Annual Report on Form 20-F for the year ended April 30, 2002, to which this Certification is attached as Exhibit 10.2 (the "ANNUAL REPORT"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Annual Report and results of operations of the Company for the period covered by the Annual Report.


Dated:     November  14,  2002


/s/  Mats  A  I  Johansson
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Mats  A  I  Johansson
Chief  Executive  Officer



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